UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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ARCHIPELAGO LEARNING, INC.
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3232 McKinney Avenue, Suite 400 | Dallas, TX 75204 | p. 800.419.3191 | f. 877.592.1357 | archipelagolearning.com

April 20, 2012

Archipelago Team,

I’m pleased to have an update for you on the progress of the transaction with Plato. Last week, we filed the definitive proxy statement with the SEC. This document contains important information about the Company, the proposed merger with Plato, and other relevant information for shareholders to consider as they vote on the transaction. We have scheduled the shareholder meeting to approve the acquisition for May 16. Provided we receive the expected approval by our shareholders at that meeting, and the other remaining open items proceed according to the tentative schedule, we expect to close the proposed merger with Plato on Thursday, May 17th, and embark on the next phase of Archipelago’s journey.

Provided we gain shareholder approval on Wednesday, May 16th, we will hold a Company meeting that afternoon to update everyone and celebrate the occasion. Then, the Plato leadership team will be in Dallas on May 17th and 18th to discuss their vision and plans for the combined companies, and how we can better meet the needs of our customers and help drive the digital transformation of education. If the closing is moved out a day or two, the Company meeting and Plato leadership team visit would be moved to the week of May 21st. We’ll keep you updated if that happens.

As always, in the interim, I thank you for your continued focus on delivering on our current commitments and providing the world-class level of service our customers expect.

With much appreciation,

Tim

Forward-Looking Statements

This document contains forward-looking statements, including those regarding the proposed merger with Plato Learning, Inc. (the “Transaction”). These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed Transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the Transaction, including the ability to secure regulatory approvals and approval by Archipelago Learning’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation and the outcome of existing litigation (including litigation related to the Transaction itself); and other risks described in Archipelago Learning’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent Form 10-Q and Form 10-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Archipelago Learning does not undertake any obligation to update any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Transaction and required stockholder approval, Archipelago Learning will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCHIPELAGO LEARNING AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Archipelago Learning, Inc. with the SEC may be obtained free of charge by contacting Archipelago Learning’s Investor Relations Department (i) by mail to Archipelago Learning, 3232 McKinney Avenue, Suite 400, Dallas, Texas 75204, Attn.: Investor Relations or (ii) by email to christy.linn@archlearning.com. Our filings with the SEC are also available on our website at www.archipelagolearning.com.

Participants in the Solicitation

Archipelago Learning and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Archipelago Learning’s stockholders in connection with the proposed Transaction. Information about Archipelago Learning’s directors and executive officers is set forth in Archipelago Learning’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 15, 2012, and its Form 8-Ks filed with the SEC on January 11, 2012, March 18, 2011 and January 7, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Archipelago Learning by contacting Archipelago Learning’s Investor Relations Department (i) by mail to Archipelago Learning, 3232 McKinney Avenue, Suite 400, Dallas, Texas 75204, Attn: Investor Relations or (ii) by e-mail to christy.linn@archlearning.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Transaction will be included in the proxy statement that Archipelago Learning intends to file with the SEC.

Employee FAQs

When do we expect the transaction to close?

Last week, we filed the definitive proxy statement with the SEC. This document contains important information about the Company, the proposed merger with Plato, and other relevant information for shareholders to consider as they vote on the transaction. We have scheduled the shareholder meeting to approve the acquisition for May 16. Provided we receive the expected approval by our shareholders at that meeting, and the other remaining open items proceed according to the tentative schedule, we expect to close the proposed merger with Plato on Thursday, May 17th, and embark on the next phase of Archipelago’s journey.

What happens after that?

Provided we gain shareholder approval on Wednesday, May 16th, we will hold a Company meeting that afternoon to update everyone and celebrate the occasion. Then, the Plato leadership team will be in Dallas on May 17th and 18th to discuss their vision and plans for the combined companies, and how we can better meet the needs of our customers and help drive the digital transformation of education. If the closing is moved out a day or two, the Company meeting and Plato leadership team visit would be moved to the week of May 21st. We’ll keep you updated if that happens.

Forward-Looking Statements

This document contains forward-looking statements, including those regarding the proposed merger with Plato Learning, Inc. (the “Transaction”). These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed Transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the Transaction, including the ability to secure regulatory approvals and approval by Archipelago Learning’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation and the outcome of existing litigation (including litigation related to the Transaction itself); and other risks described in Archipelago Learning’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent Form 10-Q and Form 10-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Archipelago Learning does not undertake any obligation to update any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Transaction and required stockholder approval, Archipelago Learning will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCHIPELAGO LEARNING AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Archipelago Learning, Inc. with the SEC may be obtained free of charge by contacting Archipelago Learning’s Investor Relations Department (i) by mail to Archipelago Learning, 3232 McKinney Avenue, Suite 400, Dallas, Texas 75204, Attn.: Investor Relations or (ii) by email to christy.linn@archlearning.com. Our filings with the SEC are also available on our website at www.archipelagolearning.com.

Participants in the Solicitation

Archipelago Learning and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Archipelago Learning’s stockholders in connection with the proposed Transaction. Information about Archipelago Learning’s directors and executive officers is set forth in Archipelago Learning’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 15, 2012, and its Form 8-Ks filed with the SEC on January 11, 2012 and January 13, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Archipelago Learning by contacting Archipelago Learning’s Investor Relations Department (i) by mail to Archipelago Learning, 3232 McKinney Avenue, Suite 400, Dallas, Texas 75204, Attn: Investor Relations or (ii) by e-mail to christy.linn@archlearning.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Transaction will be included in the proxy statement that Archipelago Learning intends to file with the SEC.